UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2026

QUANTUM COMPUTING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40615	82-4533053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Marine View Plaza, Suite 214 Hoboken, NJ	07030
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 436-2161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock (par value $0.0001 per share)	QUBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 24, 2026, at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Quantum Computing Inc. (the “Company”), the Company’s stockholders approved an amendment (the “Plan Amendment”) to the Company’s 2022 Equity and Incentive Plan (as amended, the “Plan”). The Plan Amendment (i) increases the number of shares of common stock authorized for issuance under the Plan from 20,000,000 shares to 30,000,000 shares; (ii) amends the annual automatic increase (evergreen) provision to provide for an annual increase equal to 2% of the total shares of common stock outstanding on the last day of the immediately preceding calendar year, rather than a fixed 1,000,000-share annual increase, through January 1, 2032, subject to the Board of Directors’ authority to provide for a lesser increase or no increase for any year; and (iii) removes the Non-Employee Director Limit.

The foregoing description of the Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 29, 2026, the Company filed a Certificate of Amendment to its Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware, which became effective upon filing. The Certificate of Amendment amends Section 4.1 of Article IV of the Company’s Certificate of Incorporation to increase the total number of authorized shares of capital stock from 260,000,000 to 460,000,000, consisting of (a) 450,000,000 shares of Common Stock, par value $0.0001 per share (increased from 250,000,000), and (b) 10,000,000 shares of Preferred Stock, par value $0.0001 per share (unchanged).

The Certificate of Amendment was approved by stockholders at the Annual Meeting as described in Item 5.07 below.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)-(b) On June 24, 2026, the Company held its Annual Meeting. As of the record date of April 27, 2026 (the “record date”), there were 225,522,137 shares of the Company’s common stock, $0.0001 par value (“Common Stock”), outstanding (each entitled to one vote per share). Of the total 225,522,137 shares of the Company’s Common Stock outstanding as of the record date, 56.1% of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting were present in person or by proxy at the Annual Meeting, thereby constituting a quorum. The Company’s stockholders considered five proposals at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2026. The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each proposal voted upon are set forth below.

Proposal One — Election of Directors

The Company’s stockholders elected the following six directors to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dr. Yuping Huang	48,921,172	1,876,915	75,714,459
Dr. Carl Weimer	42,119,612	8,678,475	75,714,459
Dr. Javad Shabani	48,953,865	1,844,322	75,714,359
Mr. Robert Fagenson	46,047,498	4,750,589	75,714,459
Mr. Michael Turmelle	47,550,446	3,247,641	75,714,459
Mr. Eric Schwartz	49,158,646	1,639,441	75,714,459

Proposal Two — Advisory Vote to Approve Named Executive Officer Compensation

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement with respect to the Annual Meeting. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,551,557	6,838,455	408,075	75,714,459

The vote on Proposal Two was advisory and therefore not binding on the Company, the Board of Directors or the Compensation Committee.

Proposal Three — Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
123,773,824	1,526,242	1,212,480	0

Proposal Four — Approval of Amendment to Certificate of Incorporation

The Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 250,000,000 shares to 450,000,000 shares. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
113,706,471	11,274,194	1,531,881	0

Proposal Five — Approval of Amendment to 2022 Equity and Incentive Plan

The Company’s stockholders approved an amendment to the Company’s 2022 Equity and Incentive Plan. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,742,436	18,167,988	887,663	75,714,459

No other items were presented for stockholder approval at the Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation of Quantum Computing Inc.
10.1	Amendment to 2022 Equity and Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM COMPUTING INC.

Date: June 29, 2026	By:	/s/ Christopher Roberts
Christopher Roberts
Chief Financial Officer

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